Fees Summary	Aug. 07, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 999,430,000
Previously Paid Amount	0
Total Fee Amount	147,515.87
Total Offset Amount	0
Net Fee	$ 147,515.87